SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 23, 2003


                        GLOBAL ASSETS AND SERVICES, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


FLORIDA                        33-41063-A              59-2960590
                               000-30145
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


              3816 W. Linebaugh Avenue, Suite 200, Tampa, FL 33624
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 964-1300






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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.


ITEM 5.    OTHER EVENTS

On August 25, 2003, Global Assets & Services entered into a License Agreement with Koki Nagashima and Epond Inc., whereby Global Assets & Services will issue 750,000 shares of restricted stock to Koki Nagashima and Koki Nagashima will received 57.1% of the license fees of the licensed patent in exchange for exclusive rights for the licened patent and its pertained rights to produce and sell product using the invention in all known nations and territories of the world.

The Technology licensed is described as follows:

THE TECHNOLOGY
The technology is a next-generation information distribution system, which uses a PCMCIA card as its core component. This invention, by making use of a PCMCIA card equipped with authentication codes within the agent's client PC and the distribution server, primarily addresses the need to prevent the distribution of illegal copies and violations of copyright laws. In addition to serving to help resolve some of the gravest issues that must be overcome in industries in which there is a steady increase of distribution techniques, this system may contrib-ute to future development for both hardware and software makers. Furthermore, as a next-generation distribution system, this system establishes a new technique for the distribution method for clear moving images and sound data via broad-band. It incorporates a unique system in which in the event that the distribu-tion data does not reach its target due to interruption, only the striping can be retransmitted. This system also allows for averaging of the server-processing load.

BACKGROUND
Using a LAN distribution server, based on the fundamental concept of an information system where it is possible to use low, mid, and high-speed communication such as the Internet, there are already a number of streaming distribution servers and client PC viewers (viewing software) compatible with this streaming technology on the market. Such distribution software is based on a high-speed LAN or broadband internet communication, however; it is still the case that a communication speed of only several Kbps is generated, leading for example, to the unresolved issue of servers that cannot transmit moving images via ISDN and are only capable of transmitting sound.

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For the configuration of distribution servers and client PC's on the market, this new system provides exclusive PCMCIA cards for each contracting user to the part where the client's PC agents are introduced to the distribution server. This technology therefore enables only those PC's equipped with the requisite card to access and read system information.

SUMMARY OF TECHNOLOGY DESIGN
Client PC agents connect to the distribution servers via LANs and receive streaming data in an environment where no communication speed bottlenecks are created. In other words, the distribution server sends a transmission to client PCs via LAN and communication between the client PCs agent and the distribution server agent is not influenced by existing systems. This makes it possible to preload data without time constraints, and to reduce data volume by compressing distribution data or to reduce color precision. In this way, the data received in the distribution server agent of a client PC responds to the requests of the client PC viewer and in the place of a distribution server the distribution server agent of that PC conducts high-speed memory transfer.

With this basic configuration, the basis for this invention is a PCMCIA card equipped with authentication codes in the part of the distribution server and the agent's client PCs. By equipping a client PC agent with an individually encrypted authentication code in each PCMCIA card, it is possible for contracting users to safely and securely be authenticated when they connect to the distribution server. Furthermore, at the time of receiving data, client PC agents are able to store temporary memory files and stored files with the unique authentication code of this encrypted PCMCIA card. As such, data stored by making use of the PCMCIA card can only be accessed by using that same PCMCIA card. This makes it possible to prevent data retrieved by any contracting user to be redistributed to a non-contracting user, or any other form of unauthorized copies to be made of such data. Although similar methods exist that make use of lower-priced storage media than the PCMCIA card, they are easily mass-produced and pose a significant problem in respect to piracy. This invention makes use of a system employing a PCMCIA card and eliminates any concern over such matters because PCMCIA cards are not easily reproduced.

In addition, with this system, it is possible to use notebook PCs and other portable devices, making it an extremely effective system both for users and makers of hardware and software.

This card will allow an improvement over existing distribution models with the key features being:

Content data stored in client PC agents are processed for distribution as follows:

1)       Data is compressed in order to reduce the volume of distributed data.
2) Even when compressed, moving images require an extremely high amount of total data. Prior to being transmitted, such a large volume of data is stripped. As a result, in the event of a communication interruption, all that needs to be retransmitted is the interrupted striping that did not arrive at its distribution.

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3)       Data is processed to make it possible to be distributed, even if the precision level of moving images and sound is reduced. As a result, data size can be reduced to between 1/3 and 2/3.

Communication protocols usually can only be inefficiently communicated through http protocols communicated between ordinary web servers and browsers, resulting in a significant server load. As such, protocols unique between client PC agents and distribution server agents are used.

1) As long as there are no interruptions to transmission, a datagram distribution is used in order to allow for unilateral transmission.
2) In order to reduce server load when a large number of clients are being simultaneously serviced, a state-full protocol is used.
3) FTP is also used in cases where for security reasons special protocols are prohibited on the client side.

Content data size is compressed and after being distributed to the client's distribution server agent making use of the high-speed protocols of this system, the compressed data of 1) mentioned above is extracted and stored in temporary files. The operating principles of this system are that prior to beginning to display moving images on a client PC, the distribution server agent receives streaming data from the client PC agent of the server side.

Other unique characteristics of the system are that by placing a distribution server agent within the client PC, it becomes possible to make a response both as a broadcasting system and a distribution system.

Broadcasting model:
In instances when the time in which contents are to begin and end to be displayed on the client PC is predetermined, and in instances when there is no need for the content to remain on the client PC after being displayed. (This system is sensitive to the need to protect copyrighted contents)

Distribution model:
After initiating display of contents on the client PC, it is possible for the beginning and conclusion of the displaying to be temporarily interrupted or to rewind such contents. By placing a server equipped with a client PC agent in each of the target regions, it is possible to share the load. By establishing load sharing severs in a single starting point, it is possible to average the processing load of multiple servers equipped with client PC agents.

The company intends to promote and distribute this technology in the United States.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None.


        Exhibits - 10.1  License Agreement



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October _____, 2003                        GLOBAL ASSETS & SERVICES, INC.

                                                  /s/ Bertram Cutler
                                                  ---------------------------
                                                  Bertram Cutler, President